UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT

June __, 2023

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

☒	Filed by the registrant

☐	Filed by a party other than the registrant

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Quality Industrial Corp.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of Securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction : $____________

5)	Total fee paid: $_____________

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule, or Registration Statement No.

3) Filing Party:

4) Date Filed:

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT

OF 1934 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Dear Quality Industrial Corp., Stockholders:

NOTICE IS HEREBY GIVEN THAT on June 22, 2023, the Board of Directors of Quality Industrial Corp., a Nevada corporation (hereinafter the “Company,” “we,” “our”), approved the following action:

The granting of discretionary authority to the Board of Directors of the Company, at any time or times for a period of 12 months after the date of the written consent, to adopt a certificate of change to our articles of incorporation to effect a reverse split of our issued and outstanding common stock, par value $0.001 per share, in a range of not less than 1-for-2 and not more than 1-for-20, which discretionary authority is subject to the condition that it may only be accomplished in connection with and simultaneous to listing the Company’s common stock on a National Exchange (hereinafter referred to as the “Reverse Split”).

Also on of June 22, 2023, the Company obtained the written consent of the stockholder in which Mr. Link has voting and dispositive control of 80,419,078 shares of issued and outstanding common Stock, which is 70.2% of the voting power of the Company’s outstanding capital stock, (the “Majority Stockholder”), to approve the Reverse Split. Pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Reverse Split will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Split.

THE REVERSE SPLIT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE REVERSE SPLIT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE REVERSE SPLIT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the Reverse Split before it occurs in connection with and simultaneous to listing the Company’s common stock on a National Exchange, in accordance with the requirements of United States Federal Securities Laws. This Information Statement is being mailed on or about July__, 2023, to all of the Company’s stockholders of record as of the close of business on June 23, 2023.

By Order of the Board of Directors.

/s/ John-Paul Backwell
Name:	John-Paul Backwell
Title:	Chief Executive Officer

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INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

June __, 2023

Quality Industrial Corp.

315 Montgomery Street,

San Francisco, CA 94104

Telephone: (800) 706-0806

This Information Statement is distributed to inform our stockholders of action taken without a meeting by the written consent of the holders of a majority of the outstanding voting power of the Company.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished by the Board of Directors of Quality Industrial Corp., a Nevada corporation (the “Company”) (the “Board”), to the holders of record at the close of business on June 22, 2023 of the Company’s outstanding common shares, par value $0.001, pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Nevada Revised Statutes.

The cost of preparing and furnishing this Information Statement will be paid by the Company. We will mail this Information Statement to our registered stockholders and certain beneficial stockholders, when requested by brokerage houses, nominees, custodians, fiduciaries, and other similar parties.

This Information Statement informs stockholders of the Reverse Split approved by written consent by the Board and the Majority Stockholder. Mr. Link has voting and dispositive control of 80,419,078 shares of the issued and outstanding common Stock, which is 70.2% of the voting power of the Company’s outstanding capital stock, as of June 22, 2023, to approve the Reverse Split in connection with and for the purpose of listing the Company’s common stock on a National Exchange.

Accordingly, all necessary corporate approvals to effectuate the Reverse Split have been obtained. The Company is not seeking approval from its remaining stockholders. This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required pursuant to the Exchange Act and the Nevada Revised Statutes of the Reverse Split. Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the Reverse Split will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Commission and a copy thereof is mailed to each of our stockholders. The Reverse Split is expected to become effective on or after July__, 2023, or such later date as all conditions and requirements to effectuate the Reverse Split are satisfied and the Reverse Split will only be affected when listing the Company’s common stock on a National Exchange. Therefore, this Information Statement is being sent to you for informational purposes only. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Split.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE REVERSE SPLIT.  WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company’s stockholders as of the record date of June 23, 2023, are being furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our stockholders on or about June__, 2023.

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Reverse Split may not be affected until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s shareholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Split.

NOTICE OF ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING CAPITAL STOCK OF QUALITY INDUSTRIAL CORP., DATED JUNE 22, 2023, IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on June 22, 2023, the Company obtained the written consent of its Board of Directors (the “Board”) and the written consent of the Majority Stockholder, to approve the Reverse Split in connection with and for the purpose of listing the Company’s common stock on a National Exchange.

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  FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer you in this Information Statement may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Information Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions, and similar matters. All forward-looking statements included in this Information Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Information Statement. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov. For additional information, please see the section titled “Where You Can Obtain Additional Information” below.

ACTION BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDER

In accordance with the Nevada Revised Statutes, as amended, on June 22, 2023, by written consent, the Board adopted resolutions approving the Reverse Split, conditional only upon uplisting to a National Exchange.

To obtain the approval of our stockholders for the Reverse Split, we could have convened a special meeting of our stockholders for the specific purpose of voting on the Reverse Split. However, the Nevada Revised Statutes provide that any action that may be taken at any annual or special meeting of our stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action. To eliminate the costs and management time involved in holding a meeting and obtaining proxies and effect the Reverse Split as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the Majority Stockholder.

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INTRODUCTION

The Company is providing this Information Statement to you. We encourage you to read this entire Information Statement carefully, any exhibits attached hereto, and the documents referred to in this Information Statement. You may obtain additional information about the Company by following the instructions in “Where You Can Obtain Additional Information” below.

The Board and Majority Stockholder Mr. Link have authorized the Reverse Split in connection with and for the purpose of listing the Company’s common stock on a National Exchange. Any fractional shares will be rounded up to the next whole number. Stockholders have no rights pursuant to the Nevada Revised Statutes, the Company’s Articles of Incorporation, or the Company’s Bylaws, to exercise dissenters’ rights of appraisal with respect to the Reverse Split which is conditional only upon uplisting to a National Exchange.

The Board believes the Reverse Split is necessary and advisable in order to obtain eligibility to be listed on a National Exchange and that the Reverse Split shall only be executed at the time of the Company’s listing on a National Exchange. Accordingly, it is the Board’s opinion that the Company’s resultant listing on a National Exchange will better facilitate the Company’s ability to attract investment and business opportunities.

The Nevada Revised Statutes provide that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. The Nevada Revised Statutes, however, require that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the company. Accordingly, this Information Statement is to provide that notice.

This Information Statement contains a brief summary of the material aspects of the Reverse Split, approved by the Board and the Majority Stockholder, in connection with and for the purpose of listing the Company’s common stock on a National Exchange.

VOTING ON THE REVERSE SPLIT

As of June 22, 2023, there were 114,576,965 shares of our common stock outstanding and no shares of our preferred stock outstanding. Holders of our common stock are entitled to one vote per share.

Ilustrato Pictures International Inc., in which Mr. Link has voting and dispositive control, holds 77,669,078 shares of our common Stock. Mr. Link also owns 2,750,000 shares of common Stock in his own name. For the actions described herein, his votes would be voted together with the other holders of common stock as a single class. Accordingly, there were 114,576,965 votes outstanding voting together as a single class with Mr. Link having 70.2% of that number, or roughly 80,419,078 votes, as of June 22, 2023. Mr. Link executed a written consent over his voting and dispositive control of 80,419,078 shares of common Stock in favor of the Reverse Split for the purpose of listing the Company’s common stock on a National Exchange.

REASON FOR REVERSE SPLIT

Our Majority Stockholder and our Board of Directors believe that the Reverse Split is in our Company’s best interests, principally because it will increase the bid price of our Common Stock for the purpose of facilitating our ability to be listed on a National Exchange. As stated in the written consents, the Board may only accomplish the Reverse Split in connection with listing the Company’s common stock with a National Exchange. Our common stock is currently quoted on the OTC Pink tier of the marketplace maintained by OTC Markets Group, Inc. under the symbol “QIND.” On June 22, 2023, the closing bid price of our Common Stock on the OTC Pink was below any threshold for listing on a National Exchange, which requires a bid price of $2.00 or more. We believe the Reverse Split will help us to establish the bid price necessary to assist the Company in gaining eligibility for listing on a National Exchange and, consequently, following uplisting, to better facilitate our ability to attract investment and business opportunities.

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The Reverse Split will have the effect of creating newly authorized shares of our common stock. Any issuance of additional shares of our common stock may have the effect of diluting the earnings per share and book value per share of the outstanding shares of common stock. Any additional shares of our common stock, when issued, would have the same rights and preferences as the shares of common stock presently outstanding. Additional shares of our common stock will be available for issuance by the Board for stock splits or stock dividends, acquisitions, raising additional capital, conversion of debt to equity, stock options, or other corporate purposes. The Company does not anticipate that it would seek authorization from its stockholders for issuance of such shares, unless required by applicable law.

There is no assurance that any effect on the price of the Company's common stock will result, or that the market price for the Company’s common stock, immediately or shortly after the Reverse Split becomes effective, will increase, or that any increase which may occur will be sustained. The Company cannot control the market’s reaction. Further, there can be no assurance that an increased market price, if it occurs as a result of the Reverse Split, will encourage more broker-dealers or investors to invest in the Company’s common stock.

The Board believes that the Reverse Split and simultaneous uplist to a National Exchange and any resulting increased price per share of our common stock could also enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks due to, among other reasons, the trading volatility often associated with lower-priced stocks.  Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Furthermore, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

Potential investors who might consider making investments in the Company may be unwilling to do so when the Company has a large number of shares issued and outstanding with little or no stockholders’ equity. In other words, the “dilution” which new investors could experience could discourage them from investing. A reduction in the total outstanding shares of our common stock may, without any assurance, make the Company’s capitalization structure more attractive.

The purpose of a range of exchange ratios (rather than a fixed exchange ratio) is to provide the Company with the flexibility to achieve the desired results of the Reverse Split and simultaneous uplist to a National Exchange. The Board will affect a Reverse Split only upon the Board’s determination that a Reverse Split would be in the best interests of the Company at the applicable time for the purpose listing on a National Exchange. If the Board were to affect a Reverse Split, the Board would set the timing for such a split to be simultaneous with listing on a National Exchange and therefore select the specific ratio as set forth herein. No further action on the part of shareholders will be required to either implement or abandon the Reverse Split. If the Board determines to implement the Reverse Split, we will communicate to the public, prior to the effective date of the Reverse Split, additional details regarding the Reverse Split for the purpose listing on a National Exchange, including the specific ratio the board selects. If the Board does not implement the Reverse Split within 12 months of the written consent which approved the Reverse Split, the authority granted in this proposal to implement the Reverse Split will terminate. The Board’s discretionary authority is subject to the condition that it may only be accomplished in connection with listing the Company’s common stock on a National Exchange which will happen concurrent with the Reverse Split.

For these reasons, the Board and Majority Stockholder have chosen to adopt the Reverse Split.

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EFFECT OF THE REVERSE SPLIT

The principal effect of the Reverse Split for the purpose of listing the Company’s common stock on a National Exchange, will be the reduction in the number of shares of our common stock issued and outstanding on the effective date of the Reverse Split, from 114,576,965 shares, as of the effective date, to a number of shares within the range of 57,288,483 shares (if the minimum ratio of 1 for 2 is used) and 5,728,848 shares (if the minimum 1 for 20 ratio is used), depending on what the Board of Directors decides and further on the number of whole shares issuable for fractional shares resulting from the Reverse Split.

Our Board of Directors will have full discretion and authority to determine the ratio for the Reverse Split, within the range of 1 for 2 and 1 for 20, which we will announce upon receiving a market effective date from FINRA.

The Reverse Split will affect all of our common stockholders uniformly. Accordingly, the Reverse Split will dilute the equity interests and earnings per share of the existing holders of our common stock. The shares of our common stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split will not increase or decrease the market capitalization of the Company. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act.

A secondary effect of the Reverse Split will be to provide us with additional shares of common stock that will be available for various corporate purposes. We may use the shares of our common stock for, among other things:

▪	Raising working capital through equity issuances;

▪	Providing equity incentives to employees, officers, or directors;

▪	Establishing strategic relationships with other companies;

▪	Expanding our business through acquisitions and other investment opportunities;

▪	Paying existing and future obligations and commitments; and

▪	For general corporate purposes.

We have no definitive plans to issue any such shares, although we evaluate, from time to time, potential transactions that may result in the issuance of such shares. The Board believes that it is advisable and in our best interests to have available additional authorized but unissued shares of common stock adequate to provide for our future needs. The unissued shares of our common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions.

The history of similar reverse stock splits for companies in similar circumstances is varied. If the Reverse Split is affected and the market price of our common stock increases, the percentage increase as an absolute number and as a percentage of the Company’s overall market capitalization may be smaller than would occur in the absence of the Reverse Split.

The liquidity of our common stock could be affected adversely by the decreased number of shares of our common stock outstanding after the Reverse Split. Although the Board believes that a higher stock price could help generate investor interest and increased volume in trading of our common stock, there can be no assurance that the Reverse Split will result in a price per share that will attract institutional investors or investment funds, or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the decreased liquidity that may result from having fewer shares issued and outstanding may not be offset by increased investor interest in our common stock.

The Reverse Split will increase the number of shareholders who own odd-lots. An odd lot is fewer than 4 shares. Such shareholders may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

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CUSIP Number

When the Reverse Split is effectuated, the Company’s common stock will receive a new CUSIP number, which is the number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number.

Anti-Takeover Effects of the Reverse Split

A possible effect of the Reverse Split may be to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. The Board could use the additional shares of our common stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent stockholders that would provide an above market premium by issuing additional shares of our common stock.

The Reverse Split is not the result of the Board’s knowledge of an effort to accumulate any of the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reverse Split a plan by the Board to adopt a series of amendments to the Articles of Incorporation or our Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. As specified above, the reason for the Reverse Split is primarily to increase the bid price for our common stock to enable our Company to list our common stock on a National Exchange at the same time as the Reverse Split.

Although the Reverse Split is not being undertaken by the Board to institute an anti-takeover provision, in the future the Board could, subject to its fiduciary duties and applicable law, use the unissued shares of our common stock to frustrate persons seeking to take over or otherwise gain control of the Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of our common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s Bylaws or certain provisions of the Articles of Incorporation would not receive the requisite vote. Such uses of our common stock could render more difficult, or discourage, an attempt to acquire control of the Company, if such transactions were opposed by the Board. However, it is also possible that an indirect result of the anti-takeover effect of the Reverse Split could be that our shareholders will be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our common stock, if the same was so offered by a party attempting a hostile takeover of the Company. We are not aware of any party’s interest in or efforts to engage in a hostile takeover attempt as of the date of this Information Statement.

EFFECTIVE DATE AND EFFECTS OF THE REVERSE SPLIT

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Reverse Split will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders on or about June __, 2023. Therefore, the Company anticipates that the Reverse Split will be effective on or about July__, 2023, or such later date as all conditions and requirements to effectuate the Reverse Split are satisfied and the Reverse Split will only be affected when listing the Company’s common stock on a National Exchange. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Split.

The Company has asked brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of our common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, a Certificate of Change to our Articles of Incorporation effectuating the Reverse Split. The Certificate of Change will become effective at the close of business on the date the Certificate Change is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders and concurrent with an uplist to a National Exchange.

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Exchange Act Registration

We will continue to be subject to the periodic reporting requirements of the Exchange Act. Our common stock is, currently, registered pursuant to Section 12(g) of the Exchange Act and, as a result, we are subject to periodic reporting and other requirements. The Reverse Split will not affect the registration of our common stock pursuant to the Exchange Act.

Accounting Consequences

Upon the Reverse Split becoming effective, the par value per share of our common stock will remain unchanged at $0.001 per share. As a result, on the effective date of the Reverse Split, the stated capital on the Company’s balance sheet attributable to our common stock will be reduced proportionally, based on the exchange ratio of the Reverse Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The net income or loss and net book value per share of common stock will be increased, because there will be fewer shares of our common stock outstanding. It is not anticipated that any other accounting consequences will result from the Reverse Split.

Effect of the Reverse Split on Convertible Securities

We have issued two convertible promissory notes in which the principal balance of which may each be converted at $1.00 per share into an aggregate of 1,300,000 shares of common stock of our company excluding interest. Upon the Reverse Split becoming effective, the note conversion price shall remain at $1.00 per share, unaffected by the Reverse Split. There will be no proportionate adjustment to the conversion price. Thus, this entitles the note holder to convert into shares of our common stock at the same price of $1.00 before and after the split, despite the change in market price of our common stock expected to occur before and after the Reverse Split, increasing the value. The schedule below sets forth the number and value of the shares of our common stock that may be issued upon conversion of the note. The calculations are based upon the Reverse Split ratio range of 1-for-2 and 1-for-20, pursuant to the discretionary authority granted to the Board of Directors of the Company.

Reverse Split	Share Price Pre Split	Share Price Post Split	Note Conversion Price	Number of Shares Pre-Split	Value of Shares Pre-Split	Number of Shares post-split	Value of Shares post-split
1 for 2	$0.40(1)	$0.80(2)	$1.00	1,300,000	$520,000	1,300,000	$1,040,000
1 for 20	$0.40(1)	$8.00(2)	$1.00	1,300,000	$520,000	1,300,000	$10,400,000

(1)	Based on the last trading price at $0.40 of our common stock as of June 21, 2023, on the OTC Pink.
(2)	Estimation only and may not reflect the actual market price of our common stock.

Effect of the Reverse Split on Warrant Securities

We have issued a warrant that may be exercised at $0.58 per share into 200,000 shares of the common stock of our company. Upon the Reverse Split becoming effective, the warrant shares exercise price shall remain at $0.58 per share. We have also issued a warrant that may be exercised at $3.50 per share into 50,000 shares of common stock of our company. Upon the Reverse Split becoming effective, the warrant shares exercise price shall remain at $3.50 per share. There will be no proportionate adjustments to the exercise price of the two warrants. Thus, this entitles the warrant holder to convert into shares of our common stock at the same price of $0.58 and $3.50 respectively per share before and after the split, despite the change in market price of our common stock before and after the Reverse Split, increasing the value. The schedule below sets forth the number and value of the shares of our common stock that may be issued upon exercise of the warrant. The calculations are based upon the Reverse Split ratio range of 1-for-2 and 1-for-20, pursuant to the discretionary authority granted to the Board of Directors of the Company.

Reverse Split	Share Price Pre Split	Share Price Post Split*	Conversion price	Number of Shares Pre-Split	Value of Shares Pre-Split	Number of Shares post-split	Value of Shares post-split
1 for 2	$0.40(1)	$0.80 (2)	$0.58	200,000	$84,000	200,000	$140,000
1 for 20	$0.40(1)	$8.00(2)	$0.58	200,000	$84,000	200,000	$1,400,000
1 for 2	$0.40(1)	$0.80 (2)	$3.50	50,000	$21,000	50,000	$40,000
1 for 20	$0.40(1)	$8.00(2)	$3.50	50,000	$21,000	50,000	$400,000

(1)	Based on the last trading price at $0.40 of our common stock as of June 21, 2023, on the OTC Pink.

(2)	Estimation only and may not reflect the actual market price of our common stock.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of our common stock following the Reverse Split, the Board does not intend for the Reverse Split to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 promulgated pursuant to the Exchange Act.

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Beneficial Holders of Common Stock (shareholders who hold shares in street name)

Upon the implementation of the Reverse Split for the purpose of listing the Company’s common stock on a National Exchange, the Company intends to treat shares of its common stock held by shareholders through a bank, broker, custodian, or other nominee in the same manner as registered shareholders whose shares of common stock are registered in their names.  Banks, brokers, custodians, or other nominees will be instructed to effectuate the Reverse Split for their beneficial holders holding our common stock in street name.  However, those banks, brokers, custodians, or other nominees may have procedures different than those for registered shareholders for processing the Reverse Split.  Shareholders who hold shares of our common stock with a bank, broker, custodian, or other nominee and have any questions in this regard are encouraged to contact their banks, brokers, custodians, or other nominees.

Registered “Book-Entry” Holders of Common Stock (shareholders that are registered on our transfer agent’s books and records but do not hold stock certificates)

Certain of the Company’s registered shareholders may hold some or all of their shares of our common stock electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with statements identifying the number of shares of our common stock registered in their accounts.

Shareholders who hold shares of our common stock electronically in book-entry form with our transfer agent will not need to take action to receive whole shares of post-Reverse Split common stock (the exchange will be automatic), subject to adjustment for treatment of fraction shares.

Holders of Certificated Common Shares

No new certificates will be issued to a shareholder until such shareholder has surrendered all old certificates to our transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its old certificate(s). Shareholders will then receive new certificates representing the number of whole common shares that they are entitled to as a result of the Reverse Split, subject to the treatment of fractional shares. Until surrendered, the Company will deem outstanding old certificates held by shareholders to be cancelled and only represent the number of whole post-Reverse Split shares of our common stock to which those shareholders are entitled, subject to such treatment of fractional shares. Any old certificates submitted for exchange, whether because of a sale, transfer, or other disposition, will automatically be exchanged for new certificates. If an old certificate has a restrictive legend, the new certificate will be issued with the same restrictive legend.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock for (i) all executive officers and directors as a group and (ii) each person, or group of affiliated persons, known by us to be the beneficial owner of more than five percent (5%) of our capital stock. The percentage of beneficial ownership in the table below is based on 114,576,965 shares of common stock deemed to be outstanding as of June 22, 2023.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
Directors and Officers:
Nicolas Link (2)	80,419,078	70.2%
John-Paul Backwell	2,250,000	2.0%
Krishnan Krishnamoorthy	2,250,000	2.0%
Louise Bennett	500,000	0.4%
Carsten Falk	4,250,000	3.7%
All executive officers and directors as a group (5 persons)	89,669,078	78.3%
5% Holders
NONE

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.
(2)	Includes 77,669,078 shares held in Ilustrato Pictures International Inc. in which Mr. Link has voting and dispositive control, and 2,750,000 shares of common Stock that are directly owned by Mr. Link.

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VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes and our governing documents, the affirmative vote of the holders of a majority of the voting power of our capital stock is sufficient to approve the Reverse Split, which vote was obtained by the written consent of the majority voting power as described herein.  As a result, the shareholders empowered the board to set the ratio of the split and to file a Certificate of Change to our Articles of Incorporation. No additional votes will be needed.

REGULATORY APPROVAL

The Company is not aware of any material governmental or regulatory approval required for completion of the Reverse Split, other than compliance with the relevant federal and state securities laws and the Nevada Revised Statutes.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission. The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Quality Industrial Corp., at 315 Montgomery Street, San Francisco, CA 94104 Telephone: (800) 706-4519.

NO DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statutes, the Reverse Split will not provide stockholders the opportunity to dissent from the Reverse Split and to receive an agreed or judicially appraised value for their shares of our common stock.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 315 Montgomery Street, San Francisco, CA 94104 Telephone: (800) 706-4519.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions to be taken by written consent, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

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